UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2011 (March 31, 2011)

COATES INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 31, 2011, the board of directors agreed to the request from The Coates Trust, a trust controlled by George J. Coates, majority shareholder, President, CEO and Chairman of the Registrant, to convert promissory notes in the aggregate amount of $198,136, including principal and interest, originally issued in 2010 into 1,165,507  unregistered, restricted shares of the Registrant’s common stock, par value $.0001 per share at a conversion rate equal to the published closing price of the Registrant’s common stock on March 31, 2011, which was $0.17 per share.

On April 1, 2011, the board of directors agreed to the request from two of our directors to convert promissory notes in the aggregate amounts of $188,258 and $131,439, including principal and interest originally issued in 2010 into 1,100,922 and 768,648 unregistered shares, respectively, of the Registrant's common stock, par value $.0001 per share, at a conversion rate equal to the published closing price of the Registrant's common stock on April 1, 2011, which was $0.171 per share.

Management of the Registrant believes that this transaction represents a vote of confidence in its ability to carry out its business plans to manufacture and distribute the world-wide patented Coates Spherical Rotary Valve (“CSRV”) system technology products. In addition, these conversions will reduce the Registrant’s outstanding debt by almost $518,000.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

Dated: April 4, 2011	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer

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